VIA EDGAR	May 20, 2011
Filing Desk
Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549
Re:	The Gabelli Asset Fund: File Nos. 33-01719 and 811-04494
Dear Sir or Madam:
          On behalf of The Gabelli Asset Fund (the “Fund”) and pursuant to Rule 497(c) under the Securities Act of 1933, as amended (the “1933 Act”), attached for filing are exhibits containing interactive data format risk/return summary information that mirrors the risk/return summary information in the prospectus, dated April 29, 2011. The 497(c) is being filed for the sole purpose of submitting the exhibits containing interactive data format risk/return summary information for the Fund.
          If you have any questions concerning this filing, please call me at 914-921-5105.

Sincerely,
/s/ Bruce N. Alpert
Bruce N. Alpert